SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 5, 2007

Date of Report

(Date of Earliest Event Reported)

HUTTON HOLDINGS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Nevada                   000-51724                 87-1578749

(State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)

3945 S. Wasatch Blvd. #282

Salt Lake City, Utah 841214

 (Address of Principal Executive Offices)

(801)-244-2423

 (Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

          (17 CFR 240.13e-4)

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02 On September 5, 2007 the Board of Directors of the Company elected Leung Lei Shan to serve as a Director of the Company.  Ms. Leung, age 48, has twenty-nine years of experience in the trading industry and sales management.  Since 2002, Ms. Leung has served the Company as a consultant to develop new customers and to formulate and implement marketing strategy. From 1996 to 2002, Ms. Leung was a consultant for Guangdong Lionhead Trading Company for sales and operations. .  From 1986 to 1996, she was the vice president of Tung Seng Trading Company. In 1978, Ms. Leung  served as the sales director for Li Xiu Zhong Trading Company, a garment and textile trading company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2007

Hutton Holdings Corporation

By:	/s/ Lau Hing Bun
Lau Hing Bun
Director